Summary Prospectus
Touchstone Small Cap Fund	January 30, 2016

Class A Ticker: TSFAX Class C Ticker: TSFCX
Class Y Ticker: TSFYX Institutional Class Ticker: TSFIX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 30, 2016, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE SMALL CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Fund (formerly the Touchstone Small Cap Core Fund) (the “Fund”) seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 86 and in the Fund’s Statement of Additional Information (“SAI”) on page 68.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.32%	0.26%	0.19%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.11%	1.04%
Fee Waiver and/or Expense Reimbursement(1)	(0.04)%	(0.04)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.38%	2.13%	1.11%	1.04%
_______________________________________________________
(1)Touchstone Advisors, Inc. and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.38%, 2.13%, 1.13%, and 1.05% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of

Touchstone Small Cap Fund

up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$707	$316	$113	$106	$216
3 Years	$995	$675	$353	$331	$675
5 Years	$1,303	$1,161	$612	$574	$1,161
10 Years	$2,176	$2,500	$1,352	$1,271	$2,500

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000® Index (between $15 million to $6.465 billion as of December 31, 2015), the S&P SmallCap 600 Index (between $59 million and $4.524 billion as of December 31, 2015), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $0 to $6.5 billion as of December 31, 2015) at the time of purchase.  The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company (“The London Company” or “Sub-Advisor”), seeks to purchase financially stable small-cap companies that The London Company believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices.  Guiding principles of The London Company’s small-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold securities of approximately 30 to 40 companies.  The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

The London Company utilizes a bottom-up approach in the security selection process.  The firm screens a small-cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The portfolio management team seeks companies that are trading a 30-40% discount to estimated intrinsic value.  The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests.  The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.   Securities are ultimately added to the Fund when The London Company determines that the risk/reward profile of the security has made it attractive to warrant purchase.

The London Company generally sells a security when it becomes overvalued and has reached The London Company’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

Touchstone Small Cap Fund

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small-cap equity investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since inception compare with the Russell 2000® Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Small Cap Fund

Touchstone Small Cap Fund — Class A Total Return as of December 31

Best Quarter: Fourth Quarter 2011 16.94% Worst Quarter: Third Quarter 2011 (15.32)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	5 Years	Since Inception (9-30-09)
Touchstone Small Cap Fund — Class A
Return Before Taxes	(12.63)%	7.78%	10.95%
Return After Taxes on Distributions	(15.08)%	6.50%	9.89%
Return After Taxes on Distributions and Sale of Fund Shares	(5.11)%	6.16%	8.86%
Touchstone Small Cap Fund — Class C
Return Before Taxes	(8.83)%	8.25%	11.19%
Touchstone Small Cap Fund — Class Y
Return Before Taxes	(7.05)%	9.38%	12.35%
Touchstone Small Cap Fund — Institutional Class
Return Before Taxes	(6.95)%	9.48%	12.44%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	(4.41)%	9.19%	12.13%

Touchstone Small Cap Fund

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
London Company of Virginia d/b/a The London Company	Stephen Goddard, CFA	Since Fund's inception in 2009	President, Chief Investment Officer and Lead Portfolio Manager
	Jonathan Moody, CFA	Since Fund's inception in 2009	Principal and Portfolio Manager
	J. Brian Campbell, CFA	Since 2010	Portfolio Manager
	Mark DeVaul, CFA, CPA	Since 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

All classes of the Fund were closed to new accounts effective as of the close of business on September 21, 2012, except that the Fund continues to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans.  Additional investments will not be accepted in the Fund until further notice.  Touchstone Funds reserves the right to reopen the Fund to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason.  You may obtain additional information by calling Touchstone Securities at 1.800.543.0407.

Subject to the above limitations, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to pay dividends and make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-advantaged account, however, may be taxable.

Touchstone Small Cap Fund

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-56-TFGT-TSFAX-1601